UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

ACUCELA INC.

(Exact name of registrant as specified in its charter)

Washington	000-55133	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Second Avenue, Suite 4200

Seattle, Washington 98101

(Address of principal executive offices, including zip code)

(206) 805-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 29, 2016 (Japan Standard Time), Acucela Inc. (the “Company”) held an analyst meeting in Tokyo, Japan, covering various topics relating to the Company, including the proposed corporate reorganization of the Company pursuant to which the ultimate parent company holding the operations of the Company would be domiciled in Japan (the “Proposed Transaction”). An English translation of a transcript from the portion of the analyst meeting discussing the Proposed Transaction is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript from portion of analyst meeting discussing the Proposed Transaction dated March 29, 2016.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

Date: March 31, 2016

By:	/s/ John E. Gebhart
John E. Gebhart Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript from portion of analyst meeting discussing the Proposed Transaction dated March 29, 2016.